UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2022

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 914-701-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On August 4, 2022, Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Rand Parent, LLC, a Delaware limited liability company (“Parent”) affiliated with certain funds managed by affiliates of Apollo Global Management, Inc., J.F. Lehman & Company, LLC and Hill City Capital L.P., and Rand Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), providing for the acquisition of the Company by Parent.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The terms of the Merger Agreement will be described in a subsequent filing on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 4, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW’s current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this release that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by AAWW’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for AAWW will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require AAWW to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on AAWW’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, including Amazon.com, Inc., vendors, service providers and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from AAWW’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in AAWW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and AAWW’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 filed by AAWW with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

AAWW and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of AAWW in favor of the proposed transaction. Information about AAWW’s directors and executive officers is set forth in AAWW’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2022.  To the extent holdings of AAWW’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the interests of AAWW’s participants in the solicitation, which may, in some cases, be different than those of AAWW’s stockholders generally, will be set forth in AAWW’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of AAWW by Parent. In connection with the proposed transaction, AAWW intends to file relevant materials with the SEC, including AAWW’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF AAWW ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING AAWW’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from AAWW by directing a request to AAWW Investor Relations, 2000 Westchester Avenue, Purchase, NY or at tel: +1 914 701 8200 or email: InvestorRelations@atlasair.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By:	/s/ Adam R. Kokas
	Name:	Adam R. Kokas
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 4, 2022